Exhibit 21.1

LIST OF SUBSIDIARIES
Entity Name	Jurisdiction of Organization
Apollo Capital Management IV, Inc.	Cayman Islands
Apollo Advisors IV, L.P.	Cayman Islands
Apollo Capital Management V, Inc.	Cayman Islands
Apollo Advisors V, L.P.	Cayman Islands
Apollo Principal Holdings I, L.P.	Cayman Islands
Apollo Capital Management VI, LLC	Delaware
Apollo Advisors VI, L.P.	Delaware
APO Asset Co., LLC	Delaware
Apollo Principal Holdings I GP, LLC	Delaware
Apollo Principal Holdings III GP, Ltd.	Cayman Islands
Apollo Advisors V (EH), LLC	Anguilla
Apollo Advisors V (EH Cayman), L.P.	Cayman Islands
Apollo Principal Holdings III, L.P.	Cayman Islands
Apollo Advisors VI (EH-GP), Ltd.	Cayman Islands
Apollo Advisors VI (EH), L.P.	Delaware
AAA Guernsey Limited	Guernsey
Apollo Alternative Assets, L.P.	Cayman Islands
AAA MIP Limited	Guernsey
AAA Associates, L.P.	Guernsey
APO Corp.	Delaware
Apollo SVF Capital Management, LLC	Delaware
Apollo SVF Advisors, L.P.	Delaware
Apollo SVF Administration, LLC	Delaware
Apollo SOMA Capital Management, LLC	Delaware
Apollo SOMA Advisors, L.P.	Delaware
Apollo Principal Holdings II GP, LLC	Delaware
Apollo Asia Capital Management, LLC	Delaware
Apollo Asia Advisors, L.P.	Cayman Islands
Apollo Asia Administration, LLC	Delaware
Apollo Value Capital Management, LLC	Delaware
Apollo Value Advisors, L.P.	Delaware
Apollo Value Administration, LLC	Delaware
Apollo Principal Holdings II, L.P.	Cayman Islands
Apollo Principal Holdings IV, L.P.	Cayman Islands
Apollo EPF Capital Management, Limited	Cayman Islands
Apollo EPF Advisors, L.P.	Cayman Islands
Apollo EPF Administration, Limited	Cayman Islands
Apollo Management Holdings, L.P.	Delaware
Apollo Management, L.P.	Delaware

AIF III Management, LLC	Delaware
Apollo Management III, L.P.	Delaware
AIF V Management, LLC	Delaware
Apollo Management V, L.P.	Delaware
AIF VI Management, LLC	Delaware
Apollo Management VI, L.P.	Delaware
Apollo Management IV, L.P.	Delaware
Apollo International Management, L.P.	Delaware
Apollo Alternative Assets GP Limited	Cayman Islands
Apollo Management International LLP	England and Wales
Apollo Management Advisors GmbH	Germany
AMI (Holdings), LLC	Delaware
AAA Holdings GP Limited	Guernsey
AAA Holdings, L.P.	Guernsey
Apollo International Management GP, LLC	Delaware
Apollo Capital Management GP, LLC	Delaware
AEM GP, LLC	Delaware
Apollo Europe Management, L.P.	Delaware
ACC Management, LLC	Delaware
Apollo Investment Management, L.P.	Delaware
Apollo SVF Management GP, LLC	Delaware
Apollo SVF Management, L.P.	Delaware
Apollo Value Management GP, LLC	Delaware
Apollo Value Management, L.P.	Cayman Islands
Apollo Asia Management GP, LLC	Delaware
Apollo Asia Management, L.P.	Delaware
Apollo Management Singapore Pte. Ltd.	Singapore
Apollo EPF Management GP, LLC	Delaware
Apollo EPF Management, L.P.	Delaware
Apollo Capital Management, L.P.	Delaware
Apollo Principal Holdings IV GP, Ltd.	Cayman Islands
Apollo Management Holdings GP, LLC	Delaware
Apollo Management VII, L.P.	Delaware
AIF VII Management, LLC	Delaware
Apollo Advisors VII, L.P.	Delaware
Apollo Capital Management VII, LLC	Delaware
Apollo Credit Liquidity Management, L.P.	Delaware
Apollo Credit Liquidity Management GP, LLC	Delaware
Apollo Credit Liquidity Capital Management, LLC	Delaware
Apollo Credit Liquidity Investor, LLC	Delaware
Apollo Credit Liquidity Advisors, L.P.	Delaware

Apollo Investment Consulting LLC	Delaware
Apollo Life Asset, L.P.	Delaware
Apollo Management GP, LLC	Delaware
AP Transport LLC	Delaware
Apollo Investment Administration, LLC	Delaware
Apollo Fund Administration VII, LLC	Delaware
Apollo Management (UK) VI, LLC	Delaware
Apollo COF Investor, LLC	Delaware
Apollo Credit Opportunity Management, LLC	Delaware
Apollo Co-Investors VII (D), L.P.	Delaware
Apollo EPF Co-Investors (B), L.P.	Cayman Islands
Apollo Management (AOP) VII, LLC	Delaware
Apollo Co-Investors Manager, LLC	Delaware
Apollo Commodities Management GP, LLC	Delaware
Apollo Commodities Management, L.P., with respect to Series I	Delaware
Apollo Fund Administration IV, L.L.C.	Delaware
Apollo Fund Administration V, L.L.C.	Delaware
Apollo Fund Administration VI, LLC	Delaware
VC GP, LLC	Delaware
Apollo Management (Germany) VI, LLC	Delaware
Apollo Advisors VII (EH-GP), Ltd	Cayman Islands
Apollo Advisors VII (EH), L.P.	Delaware
Apollo Co-Investors VII (EH-D), LP	Anguilla
Apollo Verwaltungs V GmbH	Germany
Apollo AIE II Co-Investors (B), L.P.	Cayman Islands
Apollo Europe Advisors, L.P.	Cayman Islands
Apollo Europe Capital Management, Ltd.	Cayman Islands
LeverageSource Management, LLC	Delaware
AMI (Luxembourg) S.a r.l.	Luxembourg
Apollo Principal Holdings V, L.P.	Cayman Islands
Apollo Principal Holdings VI, L.P.	Cayman Islands
Apollo Principal Holdings VII, L.P.	Cayman Islands
Apollo Principal Holdings V GP, LLC	Delaware
Apollo Principal Holdings VI GP, LLC	Delaware
ACC Advisors D, LLC	Delaware
Apollo Principal Holdings VII GP, Ltd.	Cayman Islands
ACC Advisors C, LLC	Delaware
APO (FC), LLC	Anguilla
ACC Advisors A/B, LLC	Delaware
Apollo Palmetto Management, LLC	Delaware
Apollo Palmetto Advisors, L.P.	Delaware

Apollo Global Real Estate Management GP, LLC	Delaware
Apollo Global Real Estate Management, L.P.	Delaware
Apollo Advisors VI (APO FC-GP), LLC	Anguilla
Apollo Advisors VII (APO FC-GP), LLC	Anguilla
Apollo Advisors VI (APO DC-GP), LLC	Delaware
Apollo Advisors VII (APO DC-GP), LLC	Delaware
Apollo Advisors VI (APO DC), L.P.	Delaware
Apollo Advisors VII (APO DC), L.P.	Delaware
Apollo Advisors VI (APO FC), L.P.	Delaware
Apollo Advisors VII (APO FC), L.P.	Delaware
VC GP C, LLC	Delaware
Apollo Strategic Growth Capital II	Cayman Islands
AGM India Advisors Private Limited	India
Apollo Principal Holdings VIII GP, Ltd.	Cayman Islands
Apollo Principal Holdings VIII, L.P.	Cayman Islands
Apollo Principal Holdings IX GP, Ltd.	Cayman Islands
Apollo Principal Holdings IX, L.P.	Cayman Islands
August Global Management, LLC	Florida
ACREFI Management, LLC	Delaware
Apollo COF I Capital Management, LLC	Delaware
Apollo Credit Opportunity Advisors I, L.P.	Cayman Islands
Apollo COF II Capital Management, LLC	Delaware
Apollo Credit Opportunity Advisors II, L.P.	Cayman Islands
Apollo Co-Investors VI (D), L.P.	Delaware
Apollo Co-Investors VI (DC-D), L.P.	Delaware
Apollo Co-Investors VI (EH-D), LP	Anguilla
Apollo Co-Investors VI (FC-D), LP	Anguilla
Apollo Credit Opportunity CM Executive Carry I, L.P.	Cayman Islands
Apollo Credit Opportunity CM Executive Carry II, L.P.	Cayman Islands
Apollo Credit Liquidity CM Executive Carry, L.P.	Cayman Islands
Apollo Laminates Agent, LLC	Delaware
Apollo Management Asia Pacific Limited	Hong Kong
Apollo ALS Holdings II GP, LLC	Delaware
Apollo Resolution Servicing GP, LLC	Delaware
Apollo Resolution Servicing, L.P.	Delaware
AGRE CMBS Management LLC	Delaware
AGRE CMBS GP LLC	Delaware
Apollo Co-Investors VII (FC-D), L.P.	Anguilla
Apollo Co-Investors VII (DC-D), L.P.	Delaware
Apollo Credit Management (CLO), LLC	Delaware
Apollo Global Securities, LLC	Delaware

Apollo Advisors (Mauritius) Ltd.	Mauritius
AAA Life Re Carry, L.P.	Cayman Islands
AGRE Asia Pacific Management, LLC	Delaware
AGRE NA Management, LLC	Delaware
AGRE Europe Management, LLC	Delaware
AGRE - DCB, LLC	Delaware
Apollo Parallel Partners Administration, LLC	Delaware
Apollo Credit Advisors I, LLC	Delaware
Apollo Credit Management (Senior Loans), LLC	Delaware
Apollo Asian Infrastructure Management, LLC	Delaware
AGRE NA Legacy Management, LLC	Delaware
AGRE Europe Legacy Management, LLC	Delaware
AGRE Asia Pacific Legacy Management, LLC	Delaware
AGRE GP Holdings, LLC	Delaware
Apollo Gaucho GenPar, Ltd.	Cayman Islands
AP TSL Funding, LLC	Delaware
AGRE-E Legacy Management, LLC	Delaware
Financial Credit I Capital Management, LLC	Delaware
Financial Credit Investment I Manager, LLC	Delaware
AGRE CMBS GP II LLC	Delaware
AGRE CMBS Management II LLC	Delaware
Financial Credit Investment Advisors I, L.P.	Cayman Islands
APH HFA Holdings, L.P.	Cayman Islands
APH HFA Holdings GP, Ltd.	Cayman Islands
AGRE - E2 Legacy Management, LLC	Delaware
AP AOP VII Transfer Holdco, LLC	Delaware
Apollo Credit Management, LLC	Delaware
Apollo Capital Credit Management, LLC	Delaware
Apollo India Credit Opportunity Management, LLC	Delaware
AGRE U.S. Real Estate Advisors, L.P.	Cayman Islands
AGRE U.S. Real Estate Advisors GP, LLC	Delaware
Apollo AGRE USREF Co-Investors (B), LLC	Delaware
CPI Capital Partners Asia Pacific GP Ltd.	Cayman Islands
CPI Capital Partners Europe GP Ltd.	Cayman Islands
CPI European Fund GP LLC	Delaware
CPI European Carried Interest, L.P.	Cayman Islands
CPI NA GP LLC	Delaware
CPI Asia G-Fdr General Partner GmbH	Germany
Apollo Administration GP Ltd.	Cayman Islands
Apollo Achilles Co-Invest GP, LLC	Anguilla
Apollo Palmetto HFA Advisors, L.P.	Delaware

ARM Manager, LLC	Delaware
Stanhope Life Advisors, L.P.	Cayman Islands
Greenhouse Holdings, Ltd.	Cayman Islands
Apollo ALST GenPar, Ltd.	Cayman Islands
Apollo Palmetto Athene Advisors, L.P.	Delaware
Apollo ANRP Co-Investors (D), L.P.	Delaware
Apollo Co-Investors VII (NR DC-D), L.P.	Cayman Islands
Apollo Co-Investors VII (NR D), L.P.	Cayman Islands
Apollo Co-Investors VII (NR FC-D), LP	Anguilla
Apollo Co-Investors VII (NR EH-D), LP	Anguilla
APH Holdings, L.P.	Cayman Islands
APH Holdings (DC), L.P.	Cayman Islands
APH Holdings (FC), L.P.	Cayman Islands
Apollo Longevity, LLC	Delaware
Apollo ANRP Capital Management, LLC	Delaware
Apollo ANRP Advisors, L.P.	Delaware
AGRE - CRE Debt Manager, LLC	Delaware
Apollo GSS GP Limited	Guernsey
Apollo ANRP Advisors (IH-GP), LLC	Anguilla
Apollo ANRP Advisors (IH), L.P.	Delaware
Apollo ANRP Co-Investors (IH-D), LP	Anguilla
AGRE Debt Fund I GP, Ltd.	Cayman Islands
Apollo APC Capital Management, LLC	Anguilla
Apollo APC Advisors, L.P.	Cayman Islands
Apollo European Senior Debt Advisors, LLC	Delaware
Apollo European Strategic Advisors GP, LLC	Delaware
Apollo European Strategic Advisors, L.P.	Cayman Islands
Apollo European Strategic Management GP, LLC	Delaware
Apollo European Strategic Management, L.P.	Delaware
Apollo Credit Management (European Senior Debt), LLC	Delaware
Apollo European Senior Debt Management, LLC	Delaware
Apollo Credit Advisors III, LLC	Delaware
Apollo EPF Advisors II, L.P.	Cayman Islands
Apollo EPF Management II GP, LLC	Delaware
Apollo EPF Management II, L.P.	Delaware
Apollo VII TXU Administration, LLC	Delaware
Apollo APC Management, L.P.	Delaware
Apollo APC Management GP, LLC	Delaware
Apollo EPF Co-Investors II (D), L.P.	Cayman Islands
Apollo Executive Carry VII (NR), L.P.	Cayman Islands
Apollo Executive Carry VII (NR APO DC), L.P.	Cayman Islands

Apollo Executive Carry VII (NR APO FC), L.P.	Cayman Islands
Apollo Executive Carry VII (NR EH), L.P.	Cayman Islands
Apollo European Credit Advisors, L.P.	Cayman Islands
Apollo European Credit Advisors GP, LLC	Delaware
Apollo European Credit Management, L.P.	Delaware
Apollo European Credit Management GP, LLC	Delaware
GSAM Apollo Holdings, LLC	Delaware
AGM Incentive Pool, L.P.	Cayman Islands
AGM Marketing Pool, L.P.	Cayman Islands
Apollo Senior Loan Fund Co-Investors (D), L.P.	Delaware
Apollo European Strategic Co-Investors, LLC	Delaware
ST Holdings GP, LLC	Cayman Islands
ST Management Holdings, LLC	Cayman Islands
Apollo European Credit Co-Investors, LLC	Delaware
Gulf Stream Asset Management LLC	North Carolina
Apollo Centre Street Management, LLC	Delaware
Apollo Centre Street Advisors (APO DC-GP), LLC	Delaware
Apollo Centre Street Advisors (APO DC), L.P.	Delaware
Apollo Centre Street Co-Investors (DC-D), L.P.	Delaware
Apollo Athlon GenPar, Ltd.	Cayman Islands
Apollo SPN Capital Management, LLC	Anguilla
Apollo SPN Advisors, L.P.	Cayman Islands
Apollo SPN Management, LLC	Delaware
Apollo SPN Co-Investors (D), L.P.	Anguilla
Apollo SPN Capital Management (APO FC-GP), LLC	Anguilla
Apollo SPN Advisors (APO FC), L.P.	Cayman Islands
Apollo SPN Co-Investors (FC-D), L.P.	Anguilla
Apollo SPN Capital Management (APO DC-GP), LLC	Anguilla
Apollo SPN Advisors (APO DC), L.P.	Delaware
Apollo SPN Co-Investors (DC-D), L.P.	Anguilla
2012 CMBS-I GP LLC	Delaware
2012 CMBS-I Management LLC	Delaware
Apollo AGRE Prime Co-Investors (D), LLC	Anguilla
Apollo ANRP Advisors (APO FC), L.P.	Delaware
Apollo ANRP Advisors (APO FC-GP), LLC	Anguilla
Apollo ANRP Co-Investors (FC-D), LP	Anguilla
Apollo EPF II Capital Management, LLC	Marshall Islands
ANRP Talos GenPar, Ltd.	Cayman Islands
Apollo Talos GenPar, Ltd.	Cayman Islands
Apollo ANRP Co-Investors (DC-D), L.P.	Delaware
Apollo ANRP Advisors (APO DC), L.P.	Delaware

Apollo ANRP Advisors (APO DC-GP), LLC	Delaware
Apollo ANRP Fund Administration, LLC	Delaware
Apollo ST Capital LLC	Delaware
Apollo ST Debt Advisors LLC	Delaware
Stone Tower Europe LLC	Delaware
Apollo ST Fund Management LLC	Delaware
Apollo ST Operating LP	Delaware
Apollo ST Structured Credit Recovery Partners II GP LLC	Delaware
Apollo ST Credit Partners GP LLC	Delaware
Apollo ST Credit Strategies GP LLC	Delaware
Apollo ST CLO Holdings GP, LLC	Delaware
2012 CMBS-II GP LLC	Delaware
2012 CMBS-II Management LLC	Delaware
2012 CMBS-III GP LLC	Delaware
2012 CMBS-III Management LLC	Delaware
AGRE U.S. Real Estate Advisors Cayman, Ltd.	Cayman Islands
Apollo SK Strategic Management, LLC	Delaware
Apollo SK Strategic Co-Investors (DC-D), LLC	Marshall Islands
Apollo SK Strategic Advisors GP, L.P.	Cayman Islands
Apollo SK Strategic Advisors, LLC	Anguilla
Apollo AION Capital Partners, L.P.	Cayman Islands
EPE Acquisition Holdings, LLC	Delaware
AION Co-Investors (D) Ltd	Mauritius
EPF II Team Carry Plan, L.P.	Marshall Islands
Apollo Credit Management (Senior Loans) II, LLC	Delaware
AGRE Asia Pacific Real Estate Advisors, L.P.	Cayman Islands
Apollo AGRE APREF Co-Investors (D), L.P.	Cayman Islands
AGRE Asia Pacific Real Estate Advisors GP, Ltd.	Cayman Islands
AIF VI Management Pool Investors, L.P.	Delaware
CMP Apollo LLC	Delaware
Verso Paper Investments Management LLC	Delaware
AIM Pool Investors, L.P.	Delaware
Apollo Consumer Credit Advisors, LLC	Delaware
Apollo Consumer Credit Fund, L.P.	Delaware
Apollo Consumer Credit Master Fund, L.P.	Delaware
A-A European Senior Debt Fund, L.P.	Delaware
ANRP EPE GenPar, Ltd.	Cayman Islands
Apollo Credit Income Co-Investors (D) LLC	Delaware
Apollo Credit Income Management LLC	Delaware
AMH Holdings (Cayman), L.P.	Cayman Islands
AMH Holdings GP, Ltd.	Cayman Islands

Apollo BSL Management, LLC	Delaware
Apollo Credit Opportunity Advisors III GP LLC	Delaware
Apollo Credit Opportunity Advisors III LP	Cayman Islands
Apollo Credit Opportunity Co-Investors III (D) LLC	Delaware
Apollo Credit Opportunity Management III LLC	Delaware
Apollo Capital Management VIII, LLC	Delaware
AIF VIII Management, LLC	Delaware
Apollo Advisors VIII, L.P.	Delaware
Apollo Management VIII, L.P.	Delaware
Apollo Fund Administration VIII, LLC	Delaware
Apollo Co-Investors VIII (D), L.P.	Delaware
CAI Strategic European Real Estate Advisors, L.P.	Marshall Islands
CAI Strategic European Real Estate Advisors GP, LLC	Marshall Islands
Apollo Palmetto Athene Management, LLC	Delaware
Apollo Commodities Management, L.P.	Delaware
Apollo Management (AOP) VIII, LLC	Delaware
Apollo Co-Investment Management, LLC	Delaware
Apollo Advisors (MHE), LLC	Delaware
Karpos Investments, LLC	Marshall Islands
Harvest Holdings, LLC	Marshall Islands
Lapithus EPF II Team Carry Plan, L.P.	Marshall Islands
AGRE Europe Co-Invest Management, L.P.	Marshall Islands
AGRE Europe Co-Invest Management GP, LLC	Marshall Islands
AGRE Europe Co-Invest Advisors GP, LLC	Marshall Islands
AGRE Europe Co-Invest Advisors, L.P.	Marshall Islands
Apollo Franklin Management, LLC	Delaware
Apollo Franklin Co-Investors (DC-D), L.P.	Delaware
Apollo Franklin Advisors (APO DC-GP), LLC	Delaware
Apollo Franklin Advisors (APO DC), L.P.	Delaware
Financial Credit II Capital Management, LLC	Delaware
Financial Credit Investment Advisors II, L.P.	Cayman Islands
Financial Credit Investment II Manager, LLC	Delaware
Delaware Rose GP, L.L.C.	Delaware
Apollo Rose GP, L.P.	Cayman Islands
Apollo Maritime Management, LLC	Delaware
Insight Solutions GP, LLC	Delaware
Athene Investment Analytics LLC	Delaware
Apollo Royalties Management, LLC	Delaware
Apollo Credit Short Opportunities Management, LLC	Delaware
Apollo Zeus Strategic Advisors, LLC	Delaware
Apollo Zeus Strategic Advisors, L.P.	Cayman Islands

Apollo Zeus Strategic Management, LLC	Delaware
Apollo Zeus Strategic Co-Investors (DC-D), LLC	Delaware
Athene Mortgage Opportunities GP, LLC	Delaware
Apollo ASPL Management, LLC	Delaware
Champ GP, LLC	Delaware
Champ L.P.	Cayman Islands
Champ Luxembourg Holdings S.a r.l.	Luxembourg
AAA Associates (Co-Invest VII GP), Ltd.	Cayman Islands
AAA Associates (Co-Invest VII), L.P.	Cayman Islands
AISG GP Ltd.	Cayman Islands
Apollo Incubator Advisors, LLC	Delaware
Apollo Incubator Management, LLC	Delaware
Apollo Zohar Advisors LLC	Delaware
Apollo EPF Co-Investors II (Euro), L.P.	Cayman Islands
Apollo Structured Credit Recovery Advisors III LLC	Cayman Islands
Apollo Structured Credit Recovery Management III LLC	Delaware
Apollo Emerging Markets, LLC	Delaware
Apollo Structured Credit Recovery Co-Investors III (D), LLC	Delaware
Cyclone Royalties, LLC	Delaware
Apollo PE VIII Director, LLC	Anguilla
Apollo Advisors VIII (EH-GP), Ltd.	Cayman Islands
Apollo Advisors VIII (EH), L.P.	Delaware
Apollo Co-Investors VIII (EH-D), L.P.	Cayman Islands
Apollo Total Return Advisors GP LLC	Delaware
Apollo Total Return Advisors LP	Cayman Islands
Apollo Total Return Management LLC	Delaware
Apollo Total Return Co-Investors (D) GP LLC	Delaware
Apollo Total Return Co-Investors (D) LP	Delaware
Apollo VIII GenPar, Ltd.	Cayman Islands
Apollo Insurance Solutions Group LP	Delaware
Apollo Advisors VIII (APO DC-GP), LLC	Delaware
Apollo Advisors VIII (APO DC), L.P.	Delaware
Apollo Co-Investors VIII (DC-D), L.P.	Delaware
Apollo Lincoln Private Credit Advisors (APO DC-GP), LLC	Delaware
Apollo Lincoln Private Credit Management, LLC	Delaware
Apollo Lincoln Fixed Income Advisors (APO DC-GP), LLC	Delaware
Apollo Lincoln Fixed Income Advisors (APO DC), L.P.	Delaware
Apollo Lincoln Fixed Income Management, LLC	Delaware
Apollo Lincoln Private Credit Advisors (APO DC), L.P.	Delaware
Apollo Lincoln Private Credit Co-Investors (DC-D), L.P.	Delaware
Apollo Emerging Markets Debt Advisors GP LLC	Delaware

Apollo Emerging Markets Debt Advisors LP	Cayman Islands
Apollo Emerging Markets Debt Co-Investors (D) GP LLC	Delaware
Apollo Emerging Markets Debt Co-Investors (D) LP	Delaware
Apollo Emerging Markets Debt Management LLC	Delaware
AHL 2014 Investor GP, Ltd.	Cayman Islands
Apollo Europe Management III, LLC	Delaware
Apollo Europe Co-Investors III (D), LLC	Delaware
RWNIH-ALL Advisors, LLC	Delaware
Apollo Europe Capital Management III, LLC	Delaware
Apollo Europe Advisors III, L.P.	Cayman Islands
Apollo HK TMS Investment Holdings GP, LLC	Delaware
Apollo HK TMS Investment Holdings Management, LLC	Delaware
Apollo AION Capital Partners GP, LLC	Delaware
Apollo U.S. Real Estate Advisors GP II, LLC	Delaware
Apollo U.S. Real Estate Advisors II, L.P.	Cayman Islands
Champ II Luxembourg Holdings S.a r.l.	Luxembourg
Apollo Credit Short Opportunities Co-Investors (D), LLC	Delaware
Apollo Jupiter Resources Co-Invest GP, LLC	Delaware
Apollo Emerging Markets Fixed Income Strategies Advisors GP, LLC	Delaware
Apollo Emerging Markets Fixed Income Strategies Management, LLC	Delaware
AES Advisors II GP, LLC	Delaware
AES Advisors II, L.P.	Cayman Islands
AES Co-Investors II, LLC	Delaware
Apollo European Long Short Advisors GP, LLC	Delaware
Apollo European Long Short Management, LLC	Delaware
Apollo NA Management II, LLC	Delaware
AGRE USREF Kemper Lakes Platform, L.P.	Delaware
Apollo Credit Opportunity Advisors III (APO FC) GP LLC	Delaware
Apollo Credit Opportunity Advisors III (APO FC) LP	Cayman Islands
Apollo USREF Co-Investors II (D), LLC	Delaware
Apollo CIP GenPar, Ltd.	Cayman Islands
Apollo CIP Professionals, L.P.	Delaware
Apollo CIP Partner Pool, L.P.	Cayman Islands
Apollo Credit Opportunity Co-Investors III (FC-D) LLC	Delaware
Apollo Alteri Investments Advisors, L.P.	Cayman Islands
Apollo Alteri Investments Management, Ltd.	Cayman Islands
Apollo Co-Investment Capital Management, LLC	Delaware
Apollo Belenos Management LLC	Delaware
Apollo CIP European SMAs & CLOs, L.P.	Cayman Islands
Apollo CIP Hedge Funds, L.P.	Cayman Islands
Apollo CIP US SMAs, L.P.	Cayman Islands

Apollo CIP Structured Credit, L.P.	Cayman Islands
Apollo CIP Global SMAs, L.P.	Cayman Islands
Apollo Arrowhead Management, LLC	Delaware
Apollo Management Advisors España, S.L.U.	Spain
Apollo Alternative Credit Long Short Management LLC	Delaware
Apollo Alternative Credit Long Short Advisors LLC	Delaware
Apollo Alternative Credit Long Short Fund L.P.	Delaware
APO (FC II), LLC	Anguilla
Apollo Principal Holdings X GP, Ltd.	Cayman Islands
Apollo MidCap Holdings (Cayman) GP, Ltd.	Cayman Islands
Apollo ANRP Capital Management II, LLC	Delaware
Apollo ANRP Advisors II, L.P.	Delaware
Apollo ANRP Co-Investors II (D), L.P.	Delaware
Apollo Principal Holdings X, L.P.	Cayman Islands
Apollo MidCap Holdings (Cayman), L.P.	Cayman Islands
Apollo MidCap Holdings (Cayman) III GP, Ltd.	Cayman Islands
Apollo Energy Opportunity Advisors GP LLC	Delaware
Apollo Energy Opportunity Advisors LP	Cayman Islands
Apollo Energy Opportunity Management, LLC	Delaware
Apollo Energy Opportunity Co-Investors (D), LLC	Delaware
Apollo A-N Credit Advisors (APO FC-GP), LLC	Delaware
Apollo A-N Credit Management, LLC	Delaware
Apollo Energy Yield Co-Investors (D) LLC	Delaware
Apollo RN Credit Management, LLC	Delaware
Apollo MidCap FinCo Feeder GP LLC	Delaware
Apollo Global Funding, LLC	Delaware
Apollo A-N Credit Advisors (APO FC Delaware), L.P.	Delaware
Apollo A-N Credit Co-Investors (FC-D), L.P.	Delaware
Apollo Asset Management Europe LLP	England and Wales
Apollo Principal Holdings XI, LLC	Anguilla
AAME UK CM, LLC	Anguilla
AGRE Hong Kong Management, LLC	Delaware
Venator Real Estate Capital Partners (Hong Kong) Limited	Hong Kong
Venator Investment Management Consulting (Shanghai) Limited	China
Apollo Asia Real Estate Management, LLC	Delaware
Apollo Total Return ERISA Advisors GP LLC	Delaware
Apollo Total Return ERISA Advisors LP	Delaware
Prime Security Services GP, LLC	Delaware
Apollo Tactical Value SPN Capital Management (APO DC-GP), LLC	Anguilla
Apollo Tactical Value SPN Advisors (APO DC), L.P.	Cayman Islands
Apollo Tactical Value SPN Co-Investors (DC-D), L.P.	Anguilla

Apollo Tactical Value SPN Management, LLC	Delaware
Apollo Hercules Management, LLC	Delaware
Apollo Hercules Advisors GP, LLC	Delaware
Apollo Hercules Co-Investors (D), LLC	Delaware
Apollo Hercules Advisors, L.P.	Cayman Islands
Apollo Advisors VIII (APO FC-GP), Ltd.	Cayman Islands
Apollo Advisors VIII (APO FC), L.P.	Delaware
Apollo Co-Investors VIII (FC-D), L.P.	Cayman Islands
Apollo Union Street Advisors, L.P.	Cayman Islands
Apollo Union Street Capital Management, LLC	Delaware
Apollo Union Street Management, LLC	Delaware
Apollo Union Street Co-Investors (D), L.P.	Delaware
Apollo ANRP Co-Investors II (DC-D), L.P.	Delaware
Apollo ANRP Advisors II (APO DC-GP), LLC	Delaware
Apollo ANRP Advisors II (APO DC), L.P.	Delaware
Apollo CIP Global SMAs (FC), L.P.	Cayman Islands
Apollo Structured Credit Recovery Advisors III (APO DC) LLC	Cayman Islands
ANRP II GenPar, Ltd.	Cayman Islands
Financial Credit Investment III Manager, LLC	Delaware
Financial Credit III Capital Management, LLC	Delaware
Financial Credit Investment Advisors III, L.P.	Cayman Islands
Apollo Asset Management Europe PC LLP	England and Wales
Apollo Total Return Enhanced Advisors GP LLC	Delaware
Apollo Total Return Enhanced Advisors LP	Cayman Islands
Apollo Total Return Enhanced Management LLC	Delaware
Apollo Asia Real Estate Advisors GP, LLC	Delaware
Apollo ND Services, LLC	Delaware
Apollo Asia Real Estate Advisors, L.P.	Cayman Islands
Redding Ridge Advisors LLC	Delaware
Apollo Moultrie Capital Management, LLC	Delaware
Apollo Moultrie Credit Fund Advisors, L.P.	Delaware
Apollo Moultrie Credit Fund Management, LLC	Delaware
Apollo Thunder Advisors GP, Ltd.	Cayman Islands
Apollo Thunder Advisors, L.P.	Cayman Islands
Apollo Thunder Co-Investors (D), LLC	Delaware
Apollo Thunder Management, LLC	Delaware
Apollo RRI Management LLC	Delaware
APO MidCap B Holdings, LLC	Delaware
Apollo Kings Alley Credit Advisors, L.P.	Delaware
Apollo Kings Alley Credit Capital Management, LLC	Delaware
Apollo Kings Alley Credit Co-Investors (D), L.P.	Delaware

Apollo Kings Alley Credit Fund Management, LLC	Delaware
Apollo Special Situations Advisors, L.P.	Delaware
Apollo Special Situations Advisors GP, LLC	Delaware
Apollo Special Situations Management, LLC	Delaware
Apollo Special Situations Management, L.P.	Delaware
Apollo Special Situations Co-Investors (D), L.P.	Delaware
AP VIII Prime Security Services Management, LLC	Delaware
Apollo Asia Real Estate Co-Investors (FC-D), Ltd.	Cayman Islands
Apollo Investment Management Europe LLP	England and Wales
APO UK (FC), Limited	England and Wales
Apollo SA Management, LLC	Delaware
Apollo EPF III Capital Management, LLC	Delaware
Apollo EPF Management III, LLC	Delaware
Apollo EPF Advisors III, L.P.	Cayman Islands
EPE Debt Co-Investors GP, LLC	Delaware
ACF Europe Management, LLC	Delaware
Apollo Accord Advisors, LLC	Delaware
Apollo Accord Management, LLC	Delaware
AP Special Sits Lowell Holdings GP, LLC	Delaware
CTM Aircraft Investors GP, Ltd.	Cayman Islands
Apollo Socrates Co-Invest GP, LLC	Delaware
AP Dakota Co-Invest GP, LLC	Delaware
Apollo Special Situations Advisors (IH-GP), Ltd.	Cayman Islands
Apollo Special Situations Advisors (IH), L.P.	Delaware
Apollo USREF II (Las Olas) Holdings, L.P.	Delaware
Lowell GP, LLC	Delaware
Apollo Global Carry Pool GP, LLC	Delaware
Apollo Global Carry Pool Aggregator, L.P.	Cayman Islands
Apollo Global Carry Pool Intermediate, L.P.	Cayman Islands
Apollo Global Carry Pool Intermediate (DC), L.P.	Cayman Islands
Apollo Global Carry Pool Intermediate (FC), L.P.	Cayman Islands
Apollo Global Carry Pool GP, LLC with respect to Series A	Delaware
Apollo Global Carry Pool GP, LLC with respect to Series I	Delaware
Apollo Global Carry Pool GP, LLC with respect to Series I (FC)	Delaware
Apollo Global Carry Pool GP, LLC with respect to Series I (DC)	Delaware
Apollo Special Sits Director, LLC	Anguilla
Apollo Special Situations Co-Investors (IH-D), L.P.	Cayman Islands
Apollo Energy Opportunity Advisors (APO DC) GP LLC	Delaware
Apollo Energy Opportunity Advisors (APO DC) LP	Cayman Islands
Apollo Energy Opportunity Co-Investors (DC-D) LLC	Delaware
Apollo ANRP Advisors II (IH-GP), LLC	Cayman Islands

Apollo ANRP Advisors II (IH), L.P.	Delaware
Apollo ANRP Co-Investors II (IH-D), L.P.	Cayman Islands
AP Inception Co-Invest GP, LLC	Delaware
Apollo Hercules AIV Advisors GP, LLC	Delaware
Apollo Hercules AIV Advisors, L.P.	Cayman Islands
Apollo Hercules AIV Co-Investors (D), LLC	Delaware
Apollo Jupiter Resources Co-Invest GP, ULC	British Columbia
AP ARX Co-Invest GP, LLC	Cayman Islands
Apollo Atlas Advisors (APO FC-GP), LLC	Cayman Islands
Apollo Atlas Advisors (APO FC), L.P.	Cayman Islands
Apollo Atlas Management, LLC	Delaware
Apollo Tower Credit Advisors, LLC	Delaware
Apollo Tower Credit Co-Investors (DE FC-D), L.P.	Delaware
Apollo Tower Credit Management, LLC	Delaware
Apollo EPF Co-Investors III (D), L.P.	Cayman Islands
Apollo CIP Hedge Funds (FC), L.P.	Cayman Islands
Apollo Asia Sprint Co-Investment Advisors, L.P.	Cayman Islands
Apollo Capital Management IX, LLC	Delaware
Apollo Advisors IX, L.P.	Cayman Islands
AIF IX Management, LLC	Delaware
Apollo Management IX, L.P.	Delaware
Apollo Fund Administration IX, LLC	Delaware
Apollo Co-Investors IX (D), L.P.	Delaware
Apollo Overseas Partners (Lux) IX GP, S.a r.l.	Luxembourg
Apollo Management (AOP) IX, LLC	Delaware
Apollo Principal Holdings XII GP, LLC	Cayman Islands
Apollo Principal Holdings XII, L.P.	Cayman Islands
APO (FC III), LLC	Cayman Islands
Apollo Union Street SPV Advisors, LLC	Delaware
Apollo Union Street SPV Co-Investors (D), L.P.	Delaware
Wolfcamp Co-Investors GP, LLC	Delaware
Apollo/Cavenham EMA Management II, LLC	Delaware
Apollo/Cavenham EMA Advisors II, L.P.	Cayman Islands
Apollo/Cavenham EMA Capital Management II, LLC	Cayman Islands
Apollo ST Advisors, LLC	Cayman Islands
Apollo Structured Credit Recovery Management IV LLC	Delaware
Apollo Structured Credit Recovery Advisors IV LLC	Delaware
Apollo TRF CM Management, LLC	Delaware
AP VIII Olympus VoteCo, LLC	Delaware
Apollo KP Management, LLC	Delaware
Apollo TRF MP Management, LLC	Delaware

ALM Funding Ltd.	Cayman Islands
Apollo Asia Real Estate AAC Advisors, L.P.	Cayman Islands
AP-CB Servicer, LLC	Delaware
Apollo IP Holdings, LLC	Delaware
Athene Momentum Investment Advisors, L.P.	Delaware
Athene Momentum Investment Advisors GP, LLC	Delaware
Apollo Olympus Co-Invest GP, LLC	Delaware
Apollo Multi-Credit Fund GP (Lux) S.a r.l.	Luxembourg
Apollo Structured Credit Recovery Co-Investors IV (D) LLC	Delaware
Apollo Delos Investments Management, LLC	Delaware
Apollo AGER Co-Investors Management, LLC	Cayman Islands
Apollo Global Carry Pool Aggregator II, L.P.	Cayman Islands
Apollo Delos Investments Advisors, S.a r.l.	Luxembourg
Apollo Credit Management International Limited	England and Wales
Apollo Socrates Global Co-Invest GP, LLC	Cayman Islands
Apollo Athora Advisors, L.P.	Cayman Islands
Apollo Athora Advisors GP, LLC	Delaware
Apollo Kings Alley Credit Advisors (DC-GP), LLC	Delaware
Apollo HD Advisors GP, LLC	Cayman Islands
Apollo HD Advisors, L.P.	Cayman Islands
Apollo HD Management GP, LLC	Delaware
Apollo HD Management, L.P.	Delaware
Apollo Rose II (B), L.P.	Cayman Islands
Apollo Oasis Management, LLC	Delaware
Apollo SB Advisors, LLC	Cayman Islands
Harvest Holdings II GP, LLC	Cayman Islands
Harvest Holdings II (V), L.P.	Cayman Islands
Harvest Holdings II (C), L.P.	Cayman Islands
Karpos Investments II (C), L.P.	Cayman Islands
Karpos Investments II (V), L.P.	Cayman Islands
AIM (P2) Anguilla, LLC	Anguilla
Apollo EPF Advisors III (APO DC), L.P.	Cayman Islands
Apollo EPF II Capital Management (APO DC-GP), LLC	Cayman Islands
Apollo EPF III Capital Management (APO DC-GP), LLC	Cayman Islands
Apollo Kings Alley Credit Advisors (DC), L.P.	Delaware
Lapithus EPF II Team Carry Plan (APO DC), L.P.	Cayman Islands
EPF II Team Carry Plan (APO DC), L.P.	Cayman Islands
Apollo EPF Advisors II (APO DC), L.P.	Cayman Islands
Apollo AION Capital Partners (APO DC), L.P.	Delaware
Apollo Asia Real Estate Advisors (APO DC-GP), LLC	Delaware
Apollo AION Capital Partners (APO DC-GP), LLC	Delaware

Apollo Asia Real Estate Advisors (APO DC), L.P.	Delaware
Apollo Special Situations Advisors (APO DC), L.P.	Delaware
Apollo Special Situations Advisors (APO DC-GP), LLC	Delaware
Apollo Hybrid Value Management GP, LLC	Delaware
Apollo Hybrid Value Management, L.P.	Delaware
Apollo HVF Co-Investors (D), L.P.	Delaware
Apollo Hybrid Value Advisors, L.P.	Cayman Islands
Apollo Hybrid Value Capital Management, LLC	Delaware
APO Corp (Holdings Parent), L.P.	Delaware
APO Corp Holdings (2P DC), Inc.	Delaware
Apollo NA Management III, LLC	Delaware
AP ZWP Holdings LLC	Delaware
Apollo Converse Holdings GP, LLC	Delaware
Apollo Accord Advisors II, L.P.	Cayman Islands
Apollo Accord Advisors GP II, LLC	Cayman Islands
Apollo Accord Co-Investors II (D), L.P.	Delaware
Apollo Accord Management II, LLC	Delaware
Apollo Net Lease Co., LLC	Delaware
Apollo Advisors IX (EH-GP), LLC	Cayman Islands
Apollo Advisors IX (EH), L.P.	Cayman Islands
Apollo Hybrid Value Overseas Partners (Lux) GP, S.a r.l.	Luxembourg
ACE Credit Advisors GP, LLC	Cayman Islands
ACE Credit Advisors, LP	Cayman Islands
Total Return Investment Grade Fund (US INS), LP	Delaware
ACE Credit Management, LLC	Delaware
Apollo Converse Co-Investors, LLC	Delaware
AISG Holdings LP	Cayman Islands
Apollo Asia Link Coinvestment Advisors, L.P.	Cayman Islands
Apollo Oasis Advisors GP, LLC	Cayman Islands
Apollo Oasis Advisors, L.P.	Cayman Islands
AA Direct GP, LLC	Delaware
BlueWater SM LLC	Delaware
Apollo Capital Efficient Advisors, LLC	Delaware
Apollo Capital Efficient Co-Investors (D), L.P.	Delaware
VA Capital Management CIV GP, LLC	Delaware
Apollo AJB Management, LLC	Delaware
Apollo Hybrid Value Advisors (APO DC-GP), LLC	Delaware
Apollo Hybrid Value Advisors (APO DC), L.P.	Cayman Islands
AGRE U.S. Senior Living Advisors, L.P.	Cayman Islands
AGRE U.S. Senior Living Management, LLC	Delaware
Elbow Re Ltd.	Bermuda

Apollo Asia Hurstville Co-Investment Advisors L.P.	Cayman Islands
Apollo Tower Credit Advisors (DC-GP), LLC	Cayman Islands
Apollo Tower Credit Advisors (DC), L.P.	Cayman Islands
Apollo ANRP Management III, LLC	Delaware
Financial Credit IV Capital Management, LLC	Cayman Islands
Apollo ANRP Capital Management III, LLC	Cayman Islands
Apollo ANRP Advisors III, L.P.	Cayman Islands
Financial Credit Investment Advisors IV, L.P.	Cayman Islands
Financial Credit Investment IV Manager, LLC	Delaware
Apollo ANRP Co-Investors III (D), L.P	Delaware
Apollo HVF Co-Investors (DC-D), L.P.	Delaware
Apollo Natural Resources Partners (Lux) III GP, S.a r.l.	Luxembourg
Apollo Hybrid Value Advisors (APO FC-GP), LLC	Delaware
Apollo Hybrid Value Advisors (APO FC), L.P.	Cayman Islands
Apollo Management Japan Limited	Hong Kong
AP Castle Holdings GP S.a r.l.	Luxembourg
Apollo International Management (India), LLC	Delaware
Apollo IPF Advisors, LLC	Cayman Islands
Apollo IPF Real Estate Management, LLC	Delaware
Apollo ADIP (Lux) GP, S.a r.l.	Luxembourg
Apollo DSB Co-Invest GP, LLC	Delaware
Apollo Tail Convexity Advisors, LLC	Cayman Islands
Apollo Tail Convexity Management, LLC	Delaware
Apollo Co-Investors IX (EH/IH-D), L.P.	Cayman Islands
Apollo European Middle Market Private Debt Management, LLC	Delaware
Apollo Athene Strategic Partnership Advisors, LLC	Cayman Islands
Avalon Acquisition, LLC	Cayman Islands
Apollo CERPI Management LLC	Delaware
Apollo Infra Equity Advisors (APO DC), L.P.	Delaware
Apollo Infra Equity Advisors (APO DC-GP), LLC	Delaware
Apollo Infra Equity Advisors (IH), L.P.	Cayman Islands
Apollo Infra Equity Advisors (IH-GP), LLC	Delaware
Apollo Infra Equity Management GP, LLC	Delaware
Apollo Infra Equity Management, L.P.	Delaware
Apollo India Services LLP	India
Woodmont RP GP 2017-2, LLC	Delaware
Apollo Rose II (I), L.P.	Cayman Islands
FCI Co-Investors IV (D), L.P.	Cayman Islands
Apollo ANRP Co-Investors III (DC-D), L.P.	Delaware
Apollo ANRP Advisors III (P1 APO DC-GP), LLC	Cayman Islands
Apollo ANRP Advisors III (P1 APO DC), L.P.	Cayman Islands

Apollo ANRP Advisors III (P2), L.P.	Cayman Islands
Apollo Infra Equity Co-Investors (D), L.P.	Delaware
Apollo Advisors Highlands Co-Invest GP, LLC	Delaware
Apollo European Middle Market Private Debt Fund (A), a Compartment of Apollo Multi-Credit Fund (Lux) SCS SICAV-RAIF	Luxembourg
AP Elbow Co-Invest GP, LLC	Cayman Islands
Apollo Infra Equity Co-Investors (IH-D), L.P.	Delaware
Apollo Infra Equity Advisors (APO DC UT), L.P.	Cayman Islands
Apollo Infra Equity Advisors (IH UT), L.P.	Cayman Islands
AP IX Titan Holdings GP, LLC	Delaware
MMJV LLC	Cayman Islands
RRH Asset Management CIV GP, LLC	Delaware
Apollo Investment Management Europe (Luxembourg) S.a r.l.	Luxembourg
Apollo Accord Management III, LLC	Delaware
Apollo Accord Advisors III, L.P.	Cayman Islands
Apollo Accord Advisors GP III, LLC	Cayman Islands
Apollo ADIP Capital Management, LLC	Cayman Islands
Apollo ADIP Advisors, L.P.	Cayman Islands
Apollo ADIP Management, LLC	Delaware
Apollo Revolver Management GP, LLC	Delaware
Apollo Revolver Management, L.P.	Delaware
Apollo ADIP Co-Investors (D), L.P.	Cayman Islands
Apollo Alamo GP, LLC	Cayman Islands
Apollo Alamo Co-Investors (D), L.P.	Cayman Islands
Apollo European MMPDF (B) Cayman GP, LLC	Cayman Islands
Bonneville Holdings Delaware GP, LLC	Delaware
Apollo Revolver Capital Management, LLC	Cayman Islands
Apollo Revolver Advisors, L.P.	Cayman Islands
AP IX Acme Holdings GP, LLC	Delaware
Apollo Acme Co-Invest GP, LLC	Delaware
AP IX (PMC) VoteCo, LLC	Delaware
AP Kent Advisors GP, LLC	Cayman Islands
AP Kent Advisors, L.P.	Cayman Islands
AP Kent Management, LLC	Delaware
AGRE Florida Retail Advisors LLC	Cayman Islands
AP Bonneville Advisors, LLC	Cayman Islands
AP Drive Advisors, LLC	Delaware
Apollo Structured Credit Recovery Advisors IV (APO DC) LLC	Delaware
AP IX First Street Holdings GP, LLC	Delaware
Apollo India Partners II GP (KY), LLC	Delaware
Apollo India Partners II (KY), L.P.	Cayman Islands

Apollo Chiron Advisors GP, LLC	Cayman Islands
Apollo Chiron Advisors, L.P.	Cayman Islands
Apollo Chiron Management, LLC	Delaware
AMH Servicing, LLC	Delaware
APH Funding 1, LLC	Cayman Islands
APH Funding 2, LLC	Cayman Islands
APH Funding 3, LLC	Cayman Islands
APH Finance 1, LLC	Delaware
APH Finance 2, LLC	Delaware
APH Finance 3, LLC	Delaware
Apollo U.S. Real Estate Advisors GP III, LLC	Cayman Islands
Apollo Navigator Capital Management I, LLC	Cayman Islands
Apollo Navigator Management I, LLC	Delaware
Apollo Navigator Advisors I, L.P.	Cayman Islands
Apollo Navigator Co-Investors I (D), L.P.	Cayman Islands
Apollo Accord Co-Investors III (D), L.P.	Delaware
Apollo U.S. Real Estate Advisors III, L.P.	Cayman Islands
Apollo WCH Management, LLC	Delaware
AP Partnership Representative, LLC	Delaware
Apollo Alteri Investments Advisors II, S.a r.l.	Luxembourg
Apollo PPF Advisors GP, LLC	Cayman Islands
Apollo PPF Advisors, L.P.	Cayman Islands
Apollo PPF Co-investors (FC-D), L.P.	Cayman Islands
Apollo PPF Credit Management, LLC	Delaware
Apollo PPF (Lux) GP, S.a r.l.	Luxembourg
Apollo Navigator Co-Investors I (DC-D), L.P.	Delaware
Apollo Navigator Advisors I (APO DC-GP), LLC	Cayman Islands
Apollo Navigator Advisors I (APO DC), L.P.	Cayman Islands
Apollo Royalties Management I, LLC	Delaware
Apollo Royalties Advisors I, L.P.	Delaware
Apollo Royalties Advisors I GP, LLC	Delaware
Apollo Revolver Co-Investors (D), L.P.	Cayman Islands
PK AIR 1 GP LLC	Delaware
AP IX GenPar, LLC	Cayman Islands
Apollo Chiron Credit Co-Investors (D), L.P.	Cayman Islands
Apollo PK Air Management (CLO) GP LLC	Delaware
PK AirFinance Japan G.K.	Japan
PK AirFinance US, L.P.	Delaware
Apollo Infrastructure Opportunities Fund II (Lux) GP, S.a r.l.	Luxembourg
Apollo Infrastructure Opportunities Advisors II GP, LLC	Delaware
Apollo Infrastructure Opportunities Advisors II, L.P.	Cayman Islands

Apollo Infrastructure Opportunities II Co-Investors (D), L.P.	Delaware
Apollo Infrastructure Opportunities Management II GP, LLC	Delaware
Apollo Infrastructure Opportunities Management II, L.P.	Delaware
Apollo USREF Co-Investors III (D), L.P.	Delaware
Apollo Asia Management II Advisors, LLC	Delaware
Apollo Asia Management II, L.P.	Delaware
Apollo Asia Real Estate Advisors II GP, LLC	Cayman Islands
Apollo Asia Real Estate Advisors II, L.P.	Cayman Islands
Apollo Asia Real Estate II Co-Investors (D), L.P.	Cayman Islands
Apollo MidCap Holdings (Cayman) III, L.P.	Cayman Islands
Apollo/Athora Preferred Share Partnership Management, LLC	Cayman Islands
AION Capital Management II Limited	Mauritius
Apollo Asia Real Estate Fund II (Lux) GP, S.a r.l.	Luxembourg
AIOF II Njord Co-Invest GP, LLC	Delaware
Apollo PPF Credit Strategies (Lux) GP, S.a r.l.	Luxembourg
Apollo PPF Credit Strategies Advisors GP, LLC	Cayman Islands
Apollo PPF Credit Strategies Advisors, L.P.	Cayman Islands
Apollo PPF Credit Strategies Co-Investors (FC-D), L.P.	Cayman Islands
Apollo PPF Credit Strategies Management, LLC	Delaware
Apollo Life Asset GP, LLC	Cayman Islands
ATCF (Cayman) GP, LLC	Cayman Islands
Apollo Accord Advisors GP IV, LLC	Cayman Islands
Apollo Accord Advisors IV, L.P.	Cayman Islands
Apollo Accord Management IV GP, LLC	Delaware
Apollo Accord Co-Investors IV (D), L.P.	Delaware
Apollo Accord Management IV, L.P.	Delaware
Apollo Accord Advisors GP III B, LLC	Cayman Islands
Apollo Accord Advisors III B, L.P.	Cayman Islands
Apollo Accord Management III B GP, LLC	Delaware
Apollo Accord Co-Investors III B (D), L.P.	Delaware
Apollo Accord Management III B, L.P.	Delaware
AP Ulysses Advisors, LLC	Delaware
AP Fort Advisors, LLC	Delaware
Apollo ETLIC Management GP, LLC	Delaware
Apollo ETLIC Management, L.P.	Delaware
MidCap FinCo (II) Designated Activity Company	Ireland
AA IX Holdings, LLC	Cayman Islands
AP AL Holdings GP, LLC	Delaware
Apollo Accord Fund IV (Lux) GP, S.a r.l.	Luxembourg
AP AL Borrower GP, LLC	Delaware
ASOP Capital Management, LLC	Delaware

ASOP Advisors GP, LLC	Cayman Islands
AOP Capital Management, LLC	Delaware
AOP Advisors GP, LLC	Cayman Islands
Apollo Strategic Origination Management, L.P.	Delaware
Apollo Strategic Origination Advisors, L.P.	Cayman Islands
Apollo Origination Management, L.P.	Delaware
Apollo Origination Advisors, L.P.	Cayman Islands
Apollo Origination Advisors (Lux) GP, S.a r.l.	Luxembourg
Apollo Hybrid Value Overseas Partners (Lux) GP II, S.a r.l.	Luxembourg
Apollo Hybrid Value Capital Management II, LLC	Delaware
Apollo Hybrid Value Management GP II, LLC	Delaware
Apollo Hybrid Value Advisors II, L.P.	Cayman Islands
Apollo Hybrid Value Management II, L.P.	Delaware
Apollo HVF Co-Investors II (D), L.P.	Delaware
ASOP Co-Investors (D), L.P.	Cayman Islands
AOP Co-Investors (D), L.P.	Cayman Islands
Apollo Global Carry Pool Aggregator III, L.P.	Cayman Islands
ACTIV Management, LLC	Delaware
Apollo Credit TALF Management, L.P.	Delaware
AP Caps II Holdings GP, LLC	Cayman Islands
APSG Sponsor, L.P.	Cayman Islands
Apollo Strategic Growth Capital IV	Cayman Islands
Apollo Strategic Growth Capital III	Cayman Islands
AIOF II Thor Co-Invest GP, LLC	Delaware
Apollo Royalties Co-Investors I (D), L.P.	Delaware
Acropolis Infrastructure Acquisition Corp.	Delaware
Delphi Growth Capital Corp.	Delaware
Apollo Asia Real Estate Fund II Administration, LLC	Delaware
Apollo Athora KG Management, LLC	Cayman Islands
Apollo Humber Management GP, LLC	Delaware
Apollo Humber Management, L.P.	Delaware
Apollo Humber Advisors, L.P.	Cayman Islands
Apollo Humber Advisors GP, LLC	Cayman Islands
Apollo USREF III HP Holdings Advisors, L.P.	Cayman Islands
Apollo Grizzly Bear Co-Invest Ultimate GP, LLC	Delaware
Apollo Grizzly Bear Co-Invest GP, L.P.	Delaware
Apollo Impact Mission Overseas Partners (Lux) GP, S.a r.l.	Luxembourg
Apollo Impact Mission Management GP, LLC	Delaware
Apollo Impact Mission Management, L.P.	Delaware
Apollo Impact Mission Co-Investors (D), L.P.	Delaware
AP EPF III (Borrower AL GP), LLC	Delaware

Apollo USREF III AL Borrower GP, LLC	Delaware
Apollo USREF III Royce Holdings Advisors, L.P.	Cayman Islands
Apollo Impact Mission Advisors, L.P.	Cayman Islands
AP EPF III (Guarantor AL GP), LLC	Delaware
Apollo USREF III AL Guarantor GP, LLC	Delaware
AP Tele Advisors, LLC	Delaware
Apollo Asia Real Estate SC Coinvest Fund, L.P.	Delaware
Apollo Asia Real Estate SC Coinvest Advisors L.P.	Cayman Islands
AP Inception Co-Invest ML GP, LLC	Delaware
AP AL Guarantor GP, LLC	Delaware
Apollo Pencil Advisors, LP	Cayman Islands
Apollo Pencil Advisors GP, LLC	Delaware
AA Pencil Offshore Holdings, L.P.	Cayman Islands
Athene Freedom Holdings LP	Cayman Islands
Apollo Freedom Management LP	Delaware
Apollo Freedom Management GP LLC	Delaware
Apollo Freedom Advisors GP LLC	Delaware
Apollo Freedom Advisors, LP	Cayman Islands
AP Tundra Manager LLC	Delaware
APSG Advisors, L.P.	Cayman Islands
APSG Advisors GP, LLC	Delaware
Apollo Tundra Advisors GP, LLC	Delaware
Apollo Tundra Advisors, L.P.	Cayman Islands
Apollo Tundra Management GP, LLC	Delaware
Apollo Tundra Management, L.P.	Delaware
APSG Advisors II, L.P.	Cayman Islands
APSG Advisors III, L.P.	Cayman Islands
APSG Advisors IV, L.P.	Cayman Islands
APSG Sponsor II, L.P.	Cayman Islands
APSG Sponsor III, L.P.	Cayman Islands
APSG Sponsor IV, L.P.	Cayman Islands
AP Caps V, Corp.	Delaware
AP Caps VI, Corp.	Delaware
AP Caps VII, Corp.	Delaware
AP Caps VIII, Corp.	Delaware
AP Caps IX, Corp.	Delaware
Apollo Management Asia Pacific Holdings Limited	Hong Kong
Apollo Asia Peridot Co-Investment Fund L.P.	Delaware
Apollo Asia Peridot Co-Investment Advisors L.P.	Cayman Islands
Apollo Strategic Growth Capital V	Cayman Islands
Apollo Strategic Growth Capital VI	Cayman Islands

Apollo Strategic Growth Capital VII	Cayman Islands
Apollo Strategic Growth Capital VIII	Cayman Islands
Apollo Strategic Growth Capital IX	Cayman Islands
Apollo Europe Limited	Malta
Apollo Primrose Investment Management, LLC	Delaware
Apollo Global Carry Pool Aggregator IV, L.P.	Cayman Islands
Apollo Pencil Management GP, LLC	Delaware
Apollo Pencil Management, L.P.	Delaware
Acropolis Infrastructure Acquisition Sponsor, L.P.	Cayman Islands
Acropolis Infrastructure Acquisition Advisors, L.P.	Cayman Islands
APH III (Sub III), Ltd.	Cayman Islands
APH III (Sub IV), Ltd.	Cayman Islands
APH III (Sub V), Ltd.	Cayman Islands
APH III (Sub II), Ltd.	Cayman Islands
APH III (Sub), Ltd.	Cayman Islands
Apollo Intermediary Services, LLC	Delaware
AP Monterrey Advisors, LLC	Delaware
Apollo MidCap B Feeder, L.P.	Cayman Islands
Delphi Growth Capital Advisors, L.P.	Cayman Islands
Delphi Growth Capital Sponsor, L.P.	Cayman Islands
Apollo HVF Fund Administration, LLC	Delaware
Apollo Global Management, Inc.	Delaware
Apollo Credit Secondaries I Advisors GP, LLC	Cayman Islands
Apollo Credit Secondaries I Management, L.P.	Delaware
Apollo Credit Secondaries I Advisors, L.P.	Cayman Islands
Apollo Credit Secondaries I Management GP, LLC	Delaware
Apollo Credit Secondaries I GP, LLC	Cayman Islands
Apollo Credit Secondaries Fund I (B), L.P.	Cayman Islands
Apollo SPAC Advisors I GP, LLC	Cayman Islands
Apollo SPAC Management I, L.P.	Delaware
Apollo SPAC Advisors I, L.P.	Cayman Islands
Apollo SPAC Management I GP, LLC	Delaware
Apollo Oak Advisors GP, LLC	Delaware
Apollo Oak Management, L.P.	Delaware
Apollo Oak Advisors, L.P.	Cayman Islands
Apollo Oak Management GP, LLC	Delaware
AP Land Services GP, LLC	Delaware
AP Land Services, L.P.	Delaware
Apollo Gibraltar Advisors, LLC	Delaware
Apollo European Direct Lending (Lux) GP, S.a r.l.	Luxembourg
Apollo Management Singapore Holdings Pte. Ltd.	Singapore

Eliant Invest GP LP	Delaware
Eliant Invest Management LP	Delaware
Apollo Eliant GP Advisors LLC	Delaware
Apollo Eliant Management GP LLC	Delaware
Apollo European Direct Lending Management, L.P.	Delaware
Apollo European Direct Lending GP, LLC	Delaware
Apollo EPF Advisors IV, L.P.	Cayman Islands
Apollo EPF IV Capital Management, LLC	Cayman Islands
Apollo EPF Management IV GP, LLC	Delaware
Apollo EPF Management IV, L.P.	Delaware
Apollo Revolver Capital Management II, LLC	Cayman Islands
Apollo Revolver Management II, L.P.	Delaware
Apollo Revolver Advisors II, L.P.	Cayman Islands
Apollo Revolver Co-Investors II (D), L.P.	Cayman Islands
Apollo Revolver Management GP II, LLC	Delaware
Apollo HGA Management GP, LLC	Delaware
Apollo HGA Management, L.P.	Delaware
AP Violet Advisors GP, LLC	Delaware
AP Violet Advisors, L.P.	Cayman Islands
Apollo EPF IV (Lux) GP, S.a r.l.	Luxembourg
AA GP Solutions Advisors GP, LLC	Delaware
AA GP Solutions Management GP, LLC	Delaware
AA GP Solutions Management, L.P.	Delaware
AA GP Solutions Advisors, L.P.	Cayman Islands
Apollo EIG Management, L.P.	Delaware
Apollo EIG GP, LLC	Delaware
APSG Europe Sponsor, L.P.	Cayman Islands
Apollo SPAC Co-Investors I (D), L.P.	Cayman Islands
AP VIII (Co-A DSB), L.P.	Delaware
Apollo Advisors VIII (DSB), L.P.	Delaware
Apollo VP Advisors GP, LLC	Delaware
Apollo VP Advisors, L.P.	Cayman Islands
Apollo Wessex Management, L.P.	Delaware
Apollo Wessex Advisors, L.P.	Cayman Islands
Apollo Wessex Advisors GP, LLC	Delaware
Wessex GP LLC	Cayman Islands
Apollo Wessex Management GP, LLC	Delaware
AHVF Clerius Holdings GP, LLC	Delaware
AP Liberty GP, LLC	Cayman Islands
Apollo Sequoia Advisors GP LLC	Delaware
Apollo Sequoia Management GP LLC	Delaware

Apollo Sequoia Management L.P.	Delaware
Apollo Sequoia Advisors, L.P.	Cayman Islands
Apollo Accord+ Fund (Lux) GP, S.a r.l.	Luxembourg
A-AC RML-EBO Manager, LLC	Delaware
Apollo Shore Management GP, LLC	Delaware
Apollo Shore Management, L.P.	Delaware
Apollo Asia Real Estate Shore Coinvest Advisors GP, LLC	Delaware
Apollo Asia Real Estate Shore Coinvest Advisors, L.P.	Cayman Islands
AP Valparaiso Manager LLC	Delaware
Apollo Accord+ Advisors GP, LLC	Cayman Islands
Apollo Accord+ Advisors, L.P.	Cayman Islands
Apollo Accord+ Management, L.P.	Delaware
Apollo Accord+ Management GP, LLC	Delaware
Apollo Accord+ Co-Investors (D), L.P.	Delaware
ATCF Member Limited	England and Wales
Apollo MC GP Investor (GP), LLC	Delaware
AP MC GP Investor, L.P.	Cayman Islands
Apollo MC IM Investor (GP), LLC	Delaware
AP MC IM Investor, L.P.	Cayman Islands
AP Rome Co-Invest GP, LLC	Delaware
Apollo Core Infrastructure Management, L.P.	Delaware
Apollo Core Infrastructure Management GP, LLC	Delaware
Apollo Good Advisors GP, LLC	Delaware
Apollo Good Advisors, LP	Cayman Islands
ARIS Management, LLC	Delaware
ARIS Special Limited Partner, LLC	Delaware
AA WH 1 GP LLC	Delaware
AP Gemini, LLC	Delaware
AA WH HoldCo GP, LLC	Delaware
Apollo Core Infrastructure Advisors GP, LLC	Delaware
Apollo Core Infrastructure Advisors, L.P.	Cayman Islands
Apollo Revolver Management II (ATH), L.P.	Delaware
Apollo Revolver Advisors II (ATH), L.P.	Cayman Islands
Apollo Revolver Management II (ATH) GP, LLC	Delaware
AIOF II Electra Co-Invest GP, LLC	Delaware
Apollo HV Advisors GP, LLC	Delaware
Apollo HV Advisors, L.P.	Cayman Islands
Apollo Total Return Fund - Investment Grade Advisors GP, LLC	Cayman Islands
Apollo Total Return Fund - Investment Grade Advisors, L.P.	Cayman Islands
Apollo Total Return Fund - Investment Grade Management, L.P.	Delaware
Apollo Total Return Fund - Investment Grade Co-Investors (D), L.P.	Delaware

Apollo Total Return Fund - Investment Grade Management GP, LLC	Delaware
Apollo Extreme Management GP, LLC	Delaware
AP Extreme Advisors, L.P.	Cayman Islands
AP Extreme Advisors GP, LLC	Delaware
Apollo Extreme Management, L.P.	Delaware
A-M Direct Lending GP (Lux) S.a r.l.	Luxembourg
AP Saturn Investor GP, LLC	Delaware
Apollo Accord Fund V (Lux) GP, S.a r.l.	Luxembourg
Apollo EPF Co-Investors IV (D), L.P.	Cayman Islands
AP Safety Advisors, LLC	Delaware
AP Aristotle Manager, LLC	Delaware
AA MMF 1 HOLDCO GP LLC	Delaware
Apollo Accord Fund V (Lux), SCSp	Luxembourg
Apollo HA IG Management, L.P.	Delaware
Apollo HA IG Management GP, LLC	Delaware
ANRP III (Sapphire) Holdings, L.P.	Delaware
Apollo Asia Real Estate Green Coinvest Advisors, L.P.	Cayman Islands
Apollo Asia Real Estate Green Coinvest Advisors GP, LLC	Delaware
Apollo Asia Green Management, L.P.	Delaware
Apollo Asia Green Management GP, LLC	Delaware
AP Mustang Advisors, LLC	Delaware
Apollo Petros Management GP, LLC	Delaware
Apollo Petros Management, L.P.	Delaware
Apollo Petros Advisors, L.P.	Cayman Islands
Apollo Petros Advisors GP, LLC	Delaware
Apollo Real Estate Fund Adviser Holdings, LLC	Delaware
Apollo Capital Credit Adviser, LLC	Delaware
Apollo Real Estate Fund Adviser, LLC	Delaware
Apollo Overseas Partners (Lux) X GP, S.a r.l.	Luxembourg
AP Calliope GP, L.P.	Cayman Islands
Apollo Calliope Management, LLC	Delaware
Apollo Calliope Co-Investors (D), L.P.	Delaware
AP Calliope (GP), LLC	Delaware
AP EPF III Dream Co-Invest GP, LLC	Cayman Islands
Apollo Accord Advisors GP V, LLC	Cayman Islands
Apollo Accord Advisors V, L.P.	Cayman Islands
Apollo Accord Co-Investors V (D), L.P.	Delaware
Apollo Accord Management V GP, LLC	Delaware
Apollo Accord Management V, L.P.	Delaware
Apollo AVG Management, L.P.	Delaware
Apollo M-EDL Management, L.P.	Delaware

Apollo Otter Advisors, L.P.	Cayman Islands
Apollo Otter Management GP, LLC	Delaware
Apollo Otter Management, L.P.	Delaware
Apollo Otter Advisors GP, LLC	Delaware
ACS GP, LLC	Delaware
Apollo Capital Markets Partnership, L.P.	Delaware
Apollo ACS Holdings, L.P.	Delaware
AIF X Management, LLC	Delaware
Apollo Advisors X, L.P.	Delaware
Apollo Capital Management X, LLC	Delaware
Apollo Co-Investors X (D), L.P.	Delaware
Apollo Management X, L.P.	Delaware
Apollo Excelsior Management, L.P.	Delaware
Apollo Excelsior Ultimate GP, LLC	Delaware
Apollo Excelsior Management GP, LLC	Delaware
Apollo Excelsior Advisors, L.P.	Delaware
AIOF II Vanir Co-Invest GP, LLC	Delaware
A-A SPN-18 (AIMF - IAPCMD), L.P.	Delaware
ACMP Holdings, LLC	Delaware
AP Polygon Advisors, LLC	Delaware
AAA Advisors GP, LLC	Cayman Islands
Apollo Aligned Alternatives Advisors, L.P.	Cayman Islands
Apollo Aligned Alternatives Management, L.P.	Delaware
Apollo Aligned Alternatives Management GP, LLC	Delaware
Apollo ARIS Holdings LLC	Delaware
Apollo Defined Return Advisors GP, LLC	Cayman Islands
Apollo Defined Return Advisors, L.P.	Cayman Islands
Apollo Defined Return Co-Investors (D), L.P.	Delaware
Apollo Defined Return Management GP, LLC	Delaware
Apollo Defined Return Management, L.P.	Delaware
Apollo Capital Management Funding, LLC	Delaware
A-A Funding Holdco GP, LLC	Cayman Islands
Griffin Capital Securities, LLC	Delaware
Apollo TAMF Co-Invest Ultimate GP, LLC	Delaware
Apollo TAMF Co-Invest GP, L.P.	Delaware
Visionbridge Life Sciences Management GP, LLC	Delaware
Visionbridge Life Sciences Management, L.P.	Delaware
Apollo 100 West Putnam Advisors, L.P.	Cayman Islands
Apollo 100 West Putnam Advisors GP, LLC	Cayman Islands
Apollo 100 West Putnam Management, LLC	Delaware
AIOF II Pomodoro Co-Invest GP, LLC	Delaware

Apollo Alster Management, LLC	Delaware
AP Canoe Advisors, LLC	Delaware
Apollo PK Air Advisors GP, LLC	Delaware
Apollo PK Air Management, L.P.	Delaware
Apollo PK Air Management GP, LLC	Delaware
Apollo PK Air Advisors, L.P.	Delaware
PK LENDING AVIATION NOTES (EQUIPMENT SERIES) GP LLC	Delaware
Apollo Concrete Management GP, LLC	Delaware
Apollo Concrete Advisors GP, LLC	Delaware
Apollo Concrete Advisors, L.P.	Delaware
Apollo Concrete Management, L.P.	Delaware
Apollo Capital Solutions Europe B.V.	Netherlands
Apollo Excelsior Co-Investors (D), L.P.	Delaware
Apollo Credit Strategies Co-Investors (D), L.P.	Delaware
Apollo Diversified Opportunities Advisors GP, LLC	Delaware
Apollo Diversified Opportunities Advisors, L.P.	Delaware
Apollo Diversified Opportunities Management GP, LLC	Delaware
Apollo Diversified Opportunities Management, L.P.	Delaware
APO Nova Holdings, L.P.	Delaware
APO SNova Holdings GP, LLC	Delaware
Apollo PK Air GP, LLC	Delaware
Apollo Digital Origin Advisors GP, LLC	Cayman Islands
Apollo Digital Origin Advisors, L.P.	Cayman Islands
Apollo Digital Origin Co-Investors (D), L.P.	Delaware
Apollo Digital Origin Management GP, LLC	Delaware
Apollo Digital Origin Management, L.P.	Delaware
Sliders Advisors GP, LLC	Delaware
Sliders Advisors, L.P.	Cayman Islands
Sliders Management GP, LLC	Delaware
Sliders Management, L.P.	Delaware
Apollo Capital Credit Adviser Holdings, LLC	Delaware
Apollo Gretel Management, L.P.	Delaware
Apollo Gretel Management GP, LLC	Delaware
Apollo Gretel Advisors GP, LLC	Delaware
Apollo Gretel Advisors, L.P.	Cayman Islands
AIOF II Woolly Co-Invest GP, LLC	Delaware
AP Neptune Co-Invest GP, LLC	Delaware
Apollo Administrative Agency LLC	Delaware
AP Maia Manager LLC	Delaware
AP Maia SPV I LLC	Cayman Islands
AP Maia SPV II LLC	Cayman Islands

AP Darwin Holdings II GP, LLC	Delaware
Apollo Darwin Advisors, LLC	Delaware
Apollo Finance Aggregator LLC	Delaware
Apollo Management Advisors Switzerland Sarl	Switzerland
AP WRHS, L.P.	Delaware
Apollo Infrastructure Opportunities Fund III (Lux) GP, S.a r.l.	Luxembourg
Apollo Infrastructure Opportunities Advisors III GP, LLC	Delaware
Apollo Infrastructure Opportunities Advisors III, L.P.	Cayman Islands
Apollo Climate Overseas Partners (Lux) GP, S.a r.l.	Luxembourg
Apollo S3 Advisors, L.P.	Cayman Islands
Apollo S3 Equity Advisors Holdings, L.P.	Cayman Islands
Apollo S3 Equity Management, L.P.	Delaware
Apollo S3 Management, L.P.	Delaware
Apollo Climate Partners Advisors, L.P.	Delaware
Apollo Infrastructure Opportunities Management GP, LLC	Delaware
Apollo Infrastructure Opportunities Management, L.P.	Delaware
ATC Advisors GP, LLC	Cayman Islands
Apollo Transition Capital Advisors, L.P.	Cayman Islands
Apollo Transition Capital Management GP, LLC	Delaware
Apollo Transition Capital Management, L.P.	Delaware
Apollo Hemingway Real Estate (Lux), GP S.a r.l.	Luxembourg
ALTRA GP S.a r.l.	Luxembourg
Apollo Climate Partners Management GP, LLC	Delaware
Apollo Climate Partners Management, L.P.	Delaware
Apollo Aligned Alternatives (Lux) GP, S.a r.l.	Luxembourg
AP Climate YieldCo GP, LLC	Delaware
Apollo Credit Strategies IDF Advisors, LP	Cayman Islands
Apollo Debt Solutions IDF Advisors, LP	Cayman Islands
Apollo IDF Advisors GP LLC	Delaware
Apollo Opportunistic Multi-Asset Credit IDF Advisors, LP	Cayman Islands
Apollo Real Estate Income IDF Advisors, LP	Cayman Islands
Apollo Total Return Fund IDF Advisors, LP	Cayman Islands
Apollo Total Return Fund IG IDF Advisors, LP	Cayman Islands
VLS Holdings Advisors GP LLC	Cayman Islands
VLS Holdings Advisors, L.P.	Cayman Islands
VLS Management LLC	Delaware
Apollo Opportunity Foundation	Delaware
Apollo Advisors X (EH-GP), LLC	Cayman Islands
AA Lending Advisors GP, LLC	Delaware
AA RRH GP, LLC	Cayman Islands
AP EPF IV One Co-Invest GP, LLC	Cayman Islands

Apollo Cadma Management GP, LLC	Delaware
Apollo Cadma Advisors, L.P.	Delaware
Apollo Cadma Advisors GP, LLC	Delaware
Apollo Cadma Management, L.P.	Delaware
Apollo Climate Partners Capital Management, LLC	Delaware
AP Hansel Manager, LLC	Delaware